Semi-Annual Report to Shareholders

                              THE NEW MARKET FUND

                                  A Series of
                              The World Fund, Inc.
                         a "Series" Investment Company


                              For the Period Ended
                               February 28, 1999

                                 March 16, 1999




Dear Shareholders:

      In the first six months since the fund's inception, we generated a 13.4% net return. While heavy cash inflows significantly diluted our "equity only" results, we were overall pleased with the returns.

      Our investment approach will be gradual and long-term, with an emphasis on after-tax, net results. The mutual fund industry discloses pretax returns to their investors which are generally 2%-4% higher than the actual, after-tax return realized by the shareholder. The hidden cost is significant and one we will try to avoid for our shareholders.

      Our holdings are consistent in terms of reasonable valuations, shareholder-oriented management and financial strength. With a highly speculative market trading in excess of 30x earnings, we are quite comfortable with the relative valuation of our positions estimated at an average 15x adjusted cash earnings. The fund has underweighted the speculative technology and large cap growth sectors which have been the leading performers over the past three years. Instead, our focus has been on undervalued quality companies under $10 billion in market capitalization, trading at 50+% discount to larger capitalized competitors. We believe the wide disparity in valuation (16 P/E versus 40 P/E) will close in the future in one or two ways:

      1. Larger capitalization firms will utilize their richly valued stock to acquire their mid-cap competitors; or

      2.   Large   capitalization   valuations  will  fall  significantly  more,
           relative to their smaller capitalized counterparts.

Either way, we believe our portfolio is positioned to outperform over the next 3-5 years.

      And finally, an important attribute to our investment philosophy is concentration. Over time, we believe investors need to establish meaningful positions in quality companies in order to generate above-average returns. The industry standard of owning 1% in a hundred different companies assures investors of mediocre (and usually subpar) returns relative to the market. It is our opinion that overall market returns going forward will be well below average, and conventional overdiversification will lead to disappointing results. We will ultimately wait and take meaningful, selective positions in high quality, high return companies when the opportunity is attractive.

      Patience, focus and discipline are the three legs to our investment philosophy. We believe over time our highly efficient, long-term, investment process will lead to consistent, top performing, after-tax returns.

      We appreciate your trust and welcome any comments you may have.

                             Sincerely,



                             Stephen M. Goddard, CFA
                             Portfolio Manager
                             Principal

                        Schedule of Portfolio Investments
                                February 28, 1999
                                   (Unaudited)

  Number
    of                                                               Market
  Shares                 Security Description                         Value
-----------              -----------------------------           ---------------

                         COMMON STOCKS:               92.51%

                         AEROSPACE/DEFENSE:           4.90%
     2,400               Allied Signal, Inc.                     $        99,300
                                                                 ---------------

                         CHEMICALS:                   5.36%
     4,600               Albemarle Corp.                                 108,675
                                                                 ---------------

                         COMPUTERS:                   4.19%
       500               International Business
                            Machines Corp.                                85,000
                                                                 ---------------

                         CONSUMER GOODS               14.85%
     1,500               Gillette Co.                                     80,438
     1,200               Mattel, Inc.                                     31,650
     2,400               Nike, Inc.                                      128,700
     1,600               Pepsico, Inc.                                    60,200
                                                                 ---------------
                                                                         300,988
                                                                 ---------------
                         DIVERSIFIED:                 14.10%
     4,500               Tredegar Industries, Inc.                       115,031
         2               Berkshire Hathaway, Inc-Cl A*                   142,200
        12               Berkshire Hathaway, Inc-Cl B*                    28,548
                                                                 ---------------
                                                                         285,779
                                                                 ---------------
                         FINANCIALS:                  21.53%
       600               American Express Co.                             65,100
       600               Capital One Financial Corp.                      76,575
     1,200               Financial Security Assurance
                           Holdings  Ltd.                                 63,375
       800               Federal Home Loan Mortgage Corp.                 47,100
       600               Merrill Lynch & Co.                              46,050
       400               Markel Corp.*                                    72,000
     1,800               Wells Fargo Co.                                  66,150
                                                                 ---------------
                                                                         436,350
                                                                 ---------------
                         MEDICAL:                     8.49%
       700               Bristol-Myers Squibb Co.                         88,156
       600               Johnson & Johnson                                51,225
       400               Merck & Co.                                      32,700
                                                                 ---------------
                                                                         172,081
                                                                 ---------------
                         DRILLING:                    1.82%
     2,200               Atwood Oceanics, Inc.*                           36,987
                                                                 ---------------

                         REITS:                       5.20%
     1,925               Prison Realty Corp.                              38,380
     6,800               United Dominion Realty Trust                     67,150
                                                                 ---------------
                                                                         105,530
                                                                 ---------------

                         RETAIL:                      5.73%
       600               McDonald's Corp.                                 51,000
     1,200               Circuit City Stores                              65,100
                                                                 ---------------
                                                                         116,100
                                                                 ---------------
                         SERVICES:                    2.48%
     1,500               Service Corp. Int'l.                             23,063
     1,200               United Asset Management Corp.                    27,225
                                                                 ---------------
                                                                          50,288
                                                                 ---------------
                         TOBACCO:                     3.86%
     2,000               Philip Morris Companies, Inc.                    78,250
                                                                 ---------------

                         TOTAL COMMON STOCKS:
                         (Cost: $1,805,334)                            1,875,328
                                                                 ---------------

                         SHORT TERM INVESTMENTS:      5.92%
   119,972               Star Treasury Fund (Cost:  $119,972)            119,972
                                                                 ---------------


                         TOTAL INVESTMENTS:
                         (Cost: $1,925,306)**             98.43%    $  1,995,300
                         Other assets, net                 1.57%          31,801
                                                        ---------   ------------
                         NET ASSETS                      100.00%    $  2,027,101
                                                        =========   ============


*  Non-income producing
** Cost for Federal income tax purpose is $1,925,306 and net unrealized appreciation consists of:


      Gross unrealized appreciation                                  $   169,989
      Gross unrealized depreciation                                     (99,995)
                                                                 ---------------
      Net unrealized appreciation                                    $    69,994
                                                                 ===============



See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of $1,925,306 )
  (Notes 1 & 3)                                                    $   1,995,300
Receivable for:
Dividends                                        $    859
Interest                                              801
Capital stock sold                                 26,478
                                               ----------                 28,138
Deferred organization costs (Note 1)                                      50,652
Other assets                                                               3,011
                                                                      ----------
        TOTAL ASSETS                                                   2,077,101
                                                                      ----------

LIABILITIES
Organization costs due to manager                  50,000
                                                ----------
      TOTAL LIABILITIES                                                   50,000
                                                                      ----------

NET ASSETS                                                          $  2,027,101
                                                                    ============

NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE ($ 2,027,101 / 178,748 shares outstanding)                $11.34
                                                                      ==========

OFFERING PRICE ($11.34 x 100 / 97.25)                                     $11.66
                                                                      ==========

At February 28, 1999 there were 50,000,000 shares of
$.01 par value stock authorized and components of net assets are:

   Paid in capital                                                   $ 1,959,005
   Net investment loss                                                   (1,898)
   Net unrealized appreciation of investments                             69,994
                                                                      ----------
   Net Assets                                                        $ 2,027,101
                                                                      ==========

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Period ended February 28, 1999* (Unaudited)
--------------------------------------------------------------------------------



INVESTMENT INCOME:

Dividend                                      $4,188
Interest                                       3,466
                                          ----------
Total income                                                           $   7,654
                                                                       ---------

EXPENSES:
  Investment advisory fees (Note 2)           4,800
  Transfer agent fees (Note 2)                4,601
  Recordkeeping and
     administrative services (Note 2)         6,329
  Shareholder servicing and reports
     (Note 2)                                 2,378
  12B-1 fee                                   2,400
  Organization expense amortization             754
  Miscellaneous                               1,629
                                         ----------
     Total expenses                                                       22,891
  Management fee waiver and reimbursed expenses                         (13,339)
                                                                      ----------
     Net expenses                                                          9,552
                                                                      ----------
  Net investment loss                                                    (1,898)
                                                                      ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net increase in unrealized
    appreciation on investments                                           69,994
                                                                      ----------
  Net increase in net assets
    resulting from operations                                            $68,096
                                                                      ==========


* Commencement of operations October 1, 1998

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
For the period ended February 28, 1999* (Unaudited)
--------------------------------------------------------------------------------


OPERATIONS
   Net investment loss                                                $  (1,898)
   Change in unrealized appreciation of investments                       69,994
                                                                      ----------
   Net increase in net assets resulting from operations                   68,096

DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                                      --
   Capital gains                                                              --

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
    capital share transactions**                                       1,954,005
                                                                      ----------
   Net increase in net assets                                          2,022,101
   Net assets at beginning of period                                       5,000
                                                                      ----------
NET ASSETS at the end of the period                                   $2,027,101
                                                                      ==========


*  Commencement  of  operations  October 1, 1998
** A summary  of capital  share transactions follows:

                                          For the period
                                              ended
                                         February 28, 1999*
                                            (Unaudited)
                                   ----------------------------
                                      Shares          Value
                                     -------       -----------
Shares sold                          178,293        $1,954,518
Shares reinvested from dividends          --                --
Shares redeemed                         (45)             (513)
                                     -------       -----------
Net increase                         178,248        $1,954,005
                                     =======       ===========


See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


                                                                Period ended
                                                             February 28, 1999*
                                                                 (Unaudited)
                                                             -------------------
Per Share Operating Performance
Net asset value, beginning of period                                      $10.00

Income from investment operations-
   Net investment loss                                                    (0.01)
   Net realized and unrealized gain on investments                          1.35
                                                                         -------
   Total from investment operations                                         1.34
                                                                         -------
Less distributions-
   Distributions from net investment income                                   --
   Distributions from capital gains                                           --
                                                                         -------
   Total distributions                                                      0.00
                                                                         -------
Net asset value, end of period                                            $11.34
                                                                         =======

Total Return                                                              13.40%

Ratios/Supplemental Data
   Net assets, end of period (000's)                                      $2,027
Ratio to average net assets - (A)
   Expenses                                                             4.70% **
   Expense ratio - net                                                  1.96% **
   Net investment loss                                                 (0.39%)**
Portfolio turnover rate                                                    0.00%


*  Commencement of operations October 1, 1998
** Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by 2.76%


See Notes to Financial Statements

Notes to the Financial Statements
February, 28, 1999(Unaudited)
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The New Market Fund(the"Fund")is a series of The World Funds, Inc. ("TWF") which is registered under The Investment
Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the fund on June 30, 1998. However operations of the Fund did not commence until October 1, 1998.

The investment objective of the Fund is to achieve long-term growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stock, such as warrants, convertible bonds, debentures or convertible preferred stock.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Money market investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to The New Market Fund are being amortized over a period of fifty-six (56) months.

E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Virginia Management Investment Corporation ("VMIC")provides investment services for an annual fee of 1.0% of the average daily net assets of the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or VMIC may finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or VMIC. The Fund or VMIC may incur such distribution expenses at the rate of .50% per annum on the Fund's average net assets. For the period ended February 28, 1999, there were no distribution expenses incurred by the Fund.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $10,124 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $4,601 for its services for the period ended February 28, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of VMIC, CSS and FSI.

NOTE 3-  INVESTMENTS--The  cost of  purchases of  securities  (excluding
money  market   investments)  for  the  period  ended  February  28,  1999,  was
$1,805,334.